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                                                                       EXHIBIT 1


                             JOINT FILING AGREEMENT

         The undersigned hereby agree to jointly file a statement on Schedule 13D, together with any amendments thereto, with the Securities and Exchange Commission pursuant to the requirements of Rule 13d-1(f) under the Securities Exchange Act of 1934, as amended.

         This Joint Filing Agreement may be signed in counterpart copies.




                            (Signature Page Follows)


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Dated: April 23, 1999                      THE JAMES T. DRESHER REVOCABLE TRUST




                                           /s/ James T. Dresher, Jr., Trustee
                                           -------------------------------------


Dated: April 23, 1999                      JAMES T. DRESHER, JR.




                                           /s/ James T. Dresher, Jr.
                                           -------------------------------------


Dated: April 23, 1999                      VIRGINIA DRESHER MEOLI




                                           /s/ Virginia Dresher Meoli
                                           -------------------------------------


Dated: April 23, 1999                      GLENANGUS HOLDINGS CORP.




                                           By: /s/ Harold Nussenfeld
                                           -------------------------------------
                                           Name:  Harold Nussenfeld
                                           Title:  Vice President